UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

STRATEX NETWORKS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-15895	77-0016028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Rose Orchard Way, San Jose, CA 95134

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 943-0777

Item 7. Financial Statement and Exhibits

(c) Exhibits.

Exhibit Number	Document
99.1	Press Release of Stratex Networks, Inc., dated April 28, 2004, announcing financial results for the fourth quarter and fiscal year ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

On April 28, 2004, the registrant issued a press release announcing the registrant’s preliminary financial results for its fourth quarter and fiscal year ended March 31, 2004. A copy of the registrant’s press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX NETWORKS, INC.

Date: April 28, 2004	By:	/s/ Carl Thomsen
Carl Thomsen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of Stratex Networks, Inc., dated April 28, 2004, announcing financial results for the fourth quarter and fiscal year ended March 31, 2004.

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